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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 2, 2003

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                     0-28238
                            (Commission File Number)

                                   54-1521616
                      (I.R.S. Employer Identification No.)


            21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (703) 654-6091

              7439 East Ridgecrest Road, Cave Creek, Arizona 85331 (Former name or former address, if changed since last report)


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ITEM 9.  Regulation FD Disclosure

On October 2, 2003, Guardian Technologies International, Inc. (OTCBB: GDTI) announced that it has appointed M. Riley Repko to its Board of Directors. His appointment to Guardian's board was effective October 1, 2003. Additional information is included in the Company's press release dated October 2, 2003, which is attached hereto as Exhibit 99.1.


(b) Exhibits.

Exhibit No.              Description
-----------              -----------
   99.1                  Press Release dated October 2, 2003


















                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 2, 2003
                                       Guardian Technologies International, Inc.
                                                       (Registrant)

                                       By: /s/ William J. Donovan
                                           -------------------------------------
                                           Chief Financial Officer







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EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
   99.1                 Press Release dated October 2, 2003